LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED OCTOBER 1, 2015

TO THE SUMMARY PROSPECTUS AND PROSPECTUS, EACH DATED MARCH 1, 2015, OF

CLEARBRIDGE GLOBAL GROWTH TRUST

Effective October 1, 2015, the following text replaces the section of the fund’s Summary Prospectus and Prospectus titled “Management – Portfolio managers”:

Portfolio manager: Elisa Mazen is the portfolio manager for the fund and has day-to-day responsibility for managing the fund’s portfolio. Ms. Mazen is Managing Director and Portfolio Manager at ClearBridge Investments and has been responsible for the day-to-day portfolio management of the fund since 2013.

ClearBridge Investments consists of ClearBridge Investments, LLC and ClearBridge, LLC.

Effective October 1, 2015, the following text replaces the section of the fund’s Prospectus titled “More on fund management – Portfolio managers”:

Portfolio manager:

Elisa Mazen is the fund’s portfolio manager.

Ms. Mazen is a Managing Director and Portfolio Manager at ClearBridge Investments, LLC, an affiliate of ClearBridge and has been engaged in the day-to-day portfolio management of the fund since 2013. Prior to April 2013, she was a managing director and portfolio manager at ClearBridge Global Currents Investment Management, LLC. Ms. Mazen was previously at Oppenheimer Capital, where she was a managing director and head of international and global equity investments for 8 years. Prior to Oppenheimer, she was a portfolio manager at Clemente Capital Inc., managing public pension fund assets. She began her career at Mitchell Hutchins Asset Management, now a subsidiary of UBS, in the high yield investments area and has 26 years of investment industry experience. Ms. Mazen received her B.A. in economics and finance from Douglass College, Rutgers University and serves as a member of the Douglass College Investment Committee.

The SAI provides information about the compensation of the portfolio manager, other accounts managed by the portfolio manager and any fund shares held by the portfolio manager.

Please retain this supplement for future reference.

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